                   OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                 Class A Share Certificate (8-1/2" x 12-5/8")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  7-1/4" x
      ---------------------
                              11-1/4" decorative border)

      (upper left corner, box with heading: NUMBER [of shares]

      (upper right corner) share certificate no. XX-000000

      (upper right box with heading: CLASS A SHARES below cert. no.)

      (centered below boxes)
                      OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                           A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT         (at right) SEE REVERSE FOR
                                                  CERTAIN DEFINITIONS

                                          (box with number) CUSIP 683913 107

      (at left) _________________________ is the owner of

      (centered)  FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF

                         OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

            (hereinafter called the "Fund",  transferable only on the books of the Fund by the  holder  hereof in  person  or by duly  authorized attorney,  upon surrender of this certificate  properly  endorsed.
            This certificate and the shares  represented hereby are issued and shall be held subject to all of the provisions of the  Declaration of  Trust of the Fund to all of which  the  holder  by  acceptance
            hereof   assents.    This   certificate   is   not   valid   until
            countersigned by the Transfer Agent.

            WITNESS the facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                                     (at right of seal)
(signature)                                           (signature)

                              Dated:
/s/ Brian W. Wixted                                   /s/ John V. Murphy
-----------------------                               -------------------
TREASURER                                             PRESIDENT

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend
                   OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                                     SEAL
                                     2003
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)

                              Countersigned
                              OPPENHEIMERFUNDS SERVICES
                              (A Division of OppenheimerFunds, Inc.)
                              Englewood (CO)    Transfer Agent

                              By ____________________________
                                    Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian ___________
                                    (Cust)                  (Minor)

                              UNDER UGMA/UTMA ___________________
                                                            (State)
Additional abbreviations may also be used though not in the above list.

For  Value  Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------
Please print or type name and address of assignee)
-----------------------------------------------------
__________________________________________   Class  A  Shares  of   beneficial
interest  represented  by the within  Certificate,  and do hereby  irrevocably constitute  and appoint  ____________________  Attorney  to transfer  the said shares on the books of the within  named Fund with full power of  substitution in the premises.

Dated: ______________________

                        Signed: __________________________

                                --------------------------
                                (Both must sign if joint owners)

                                Signature(s)    ___________________
                                guaranteedName of Guarantor
                                by:       ___________________
                                          Signature of Officer/Title

(text printed     NOTICE:  The signature(s) to this assignment must vertically to correspond  with the name(s) as written upon the right of above face of the certificate in every particular  paragraph)  without alteration or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current  signature(s))
prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without "four hands"
this watermark: logotype

      ------------------------------------------------------------------
                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                   OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                 Class B Share Certificate (8-1/2" x 12-5/8")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  7-1/4" x
      ---------------------
                              11-1/4" decorative border)

      (upper left corner, box with heading: NUMBER [of shares]

      (upper right corner) share certificate no. XX-000000

      (upper right box with heading: CLASS B SHARES below cert. no.)

      (centered below boxes)
                      OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                           A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT               (at right) SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

                                                (box   with   number)    CUSIP
                  683913 206

      (at left) _________________________ is the owner of

           (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF

                         OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

            (hereinafter called the "Fund",  transferable only on the books of the Fund by the  holder  hereof in  person  or by duly  authorized attorney,  upon surrender of this certificate  properly  endorsed.
            This certificate and the shares  represented hereby are issued and shall be held subject to all of the provisions of the  Declaration of  Trust of the Fund to all of which  the  holder  by  acceptance
            hereof   assents.    This   certificate   is   not   valid   until
            countersigned by the Transfer Agent.

            WITNESS the facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                                     (at right of seal)
(signature)                                           (signature)

                              Dated:
/s/ Brian W. Wixted                                   /s/ John V. Murphy
-----------------------                               -------------------
TREASURER                                             PRESIDENT

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend
                   OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                                     SEAL
                                     2003
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)

                              Countersigned
                              OPPENHEIMERFUNDS SERVICES
                              (A Division of OppenheimerFunds, Inc.)
                              Englewood (CO)    Transfer Agent

                              By ____________________________
                                    Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian ___________
                                    (Cust)                  (Minor)

                              UNDER UGMA/UTMA   ___________________
                                                            (State)
Additional abbreviations may also be used though not in the above list.

For  Value  Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------
Please print or type name and address of assignee)
-----------------------------------------------------
__________________________________________   Class  B  Shares  of   beneficial
interest  represented  by the within  Certificate,  and do hereby  irrevocably constitute  and appoint  ____________________  Attorney  to transfer  the said shares on the books of the within  named Fund with full power of  substitution in the premises.

Dated: ______________________

                        Signed: __________________________

                                --------------------------
                                (Both must sign if joint owners)

                                Signature(s)    ___________________
                                guaranteedName of Guarantor
                                by:       ___________________
                                          Signature of Officer/Title

(text printed     NOTICE:  The signature(s) to this assignment must vertically to correspond  with the name(s) as written upon the right of above face of the certificate in every particular  paragraph)  without alteration or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current  signature(s))
prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without "four hands"
this watermark: logotype

      ------------------------------------------------------------------
                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                   OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                 Class C Share Certificate (8-1/2" x 12-5/8")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  7-1/4" x
      ---------------------
                              11-1/4" decorative border)

      (upper left corner, box with heading: NUMBER [of shares]

      (upper right corner) share certificate no. XX-000000

      (upper right box with heading: CLASS C SHARES below cert. no.)

      (centered below OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
      below boxes) A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT         (at right) SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                          (box with number) CUSIP 683913 107

      (at left) _________________________ is the owner of

           (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF

                         OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS

            (hereinafter called the "Fund",  transferable only on the books of the Fund by the  holder  hereof in  person  or by duly  authorized attorney,  upon surrender of this certificate  properly  endorsed.
            This certificate and the shares  represented hereby are issued and shall be held subject to all of the provisions of the  Declaration of  Trust of the Fund to all of which  the  holder  by  acceptance
            hereof   assents.    This   certificate   is   not   valid   until
            countersigned by the Transfer Agent.

            WITNESS the facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                                     (at right of seal)
(signature)                                           (signature)

                              Dated:
/s/ Brian W. Wixted                                   /s/ John V. Murphy
-----------------------                               -------------------
TREASURER                                             PRESIDENT

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend
                   OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
                                     SEAL
                                     2003
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)

                              Countersigned
                              OPPENHEIMERFUNDS SERVICES
                              (A Division of OppenheimerFunds, Inc.)
                              Englewood (CO)    Transfer Agent

                              By ____________________________
                                    Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian ___________
                                    (Cust)                  (Minor)

                              UNDER UGMA/UTMA   ___________________
                                                            (State)
Additional abbreviations may also be used though not in the above list.

For  Value  Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------
Please print or type name and address of assignee)
-----------------------------------------------------
__________________________________________   Class  C  Shares  of   beneficial
interest  represented  by the within  Certificate,  and do hereby  irrevocably constitute  and appoint  ____________________  Attorney  to transfer  the said shares on the books of the within  named Fund with full power of  substitution in the premises.

Dated: ______________________

                        Signed: __________________________

                                --------------------------
                                (Both must sign if joint owners)

                                Signature(s)    ___________________
                                guaranteedName of Guarantor
                                by:       ___________________
                                          Signature of Officer/Title

(text printed     NOTICE:  The signature(s) to this assignment must vertically to correspond  with the name(s) as written upon the right of above face of the certificate in every particular  paragraph)  without alteration or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current  signature(s))
prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without "four hands"
this watermark: logotype

      ------------------------------------------------------------------
                  THIS SPACE MUST NOT BE COVERED IN ANY WAY